Exhibit 10.61

INITALS: Buyer: ___________ Buyer: ___________ Date: 1/12/2022 | Seller: ___________ Seller: ___________ Date: 1/12/22

Use of this form by non YBAA members violates copyright laws and is subject to legal action. Valid thru 12/31/2021.

INITALS: Buyer: ___________ Buyer: ___________ Date: ___________ | Seller: ___________ Seller: ___________ Date: ___________

Use of this form by non YBAA members violates copyright laws and is subject to legal action. Valid thru 12/31/2021.

INITALS: Buyer: ___________ Buyer: ___________ Date: ___________ | Seller: ___________ Seller: ___________ Date: ___________

Use of this form by non YBAA members violates copyright laws and is subject to legal action. Valid thru 12/31/2021.

INITALS: Buyer: ___________ Buyer: ___________ Date: ___________ | Seller: ___________ Seller: ___________ Date: ___________

Use of this form by non YBAA members violates copyright laws and is subject to legal action. Valid thru 12/31/2021.

INITALS: Buyer: ___________ Buyer: ___________ Date: ___________ | Seller: ___________ Seller: ___________ Date: ___________

Use of this form by non YBAA members violates copyright laws and is subject to legal action. Valid thru 12/31/2021.

ANNEX A TO VESSEL PURCHASE AND SALE AGREEMENT

1.	This ANNEX A is part of that certain Vessel Purchase and Sale Agreement by and between Windy of Chicago Ltd as Buyer and Tall Ship Adventures of Chicago, Inc. as Seller (defined therein as the “AGREEMENT”). The AGREEMENT is part of a transaction pursuant to which (1) Buyer and Seller will enter into this AGREEMENT for the purchase and sale of the vessel Windy (2) Buyer will purchase the entity Windy of Chicago Ltd., for a total stock purchase price of One Hundred Thousand Dollars ($100,000), which shall be paid to the Sellers by the Buyer upon closing of the stock purchase agreement (the “WOC SPA”); and (3) Buyer and Seller will enter into an operating lease for the use of the vessel Windy” (the “Windy Lease”). The AGREEMENT, the WOC SPA and the Windy Lease are collectively referred to as the “WINDY Transaction Documents”) and the transactions contemplated thereby as the “WINDY Transaction”). Notwithstanding anything in the AGREEMENT to the contrary, the WINDY Transaction Documents evidence the entire agreement between Buyer, Seller and the other parties referenced therein.

2.	Broker agrees that the DEPOSIT for the Vessel will be retained in full in Brokers escrow account pending closing on the Vessel. Upon Closing or termination of this Agreement, the DEPOSIT will be disbursed according to this Agreement.

3.	This Agreement is contingent upon either:

a.	Buyer being approved and closing upon an SBA 7(a) loan in the amount of $1,200,000, or

b.	Buyer and Seller entering into an owner finance agreement in the amount of $1,200,000, at 6%, over 15 years.

4.	All terms of the AGREEMENT shall be subject to the terms of the WOC SP Agreement and the WINDY Lease.

INITALS: Buyer: ___________ Buyer: ___________ Date: ___________ | Seller: ___________ Seller: ___________ Date: ___________

Use of this form by non YBAA members violates copyright laws and is subject to legal action. Valid thru 12/31/2021.